UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2014

OCONEE FEDERAL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Federal	001-35033	32-0330132
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1201 East North Second Street, Seneca, South Carolina 29678

(Address of principal executive offices, including zip code)

(864) 882-2765

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 3, 2014, Oconee Federal Financial Corp. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report the completion of the acquisition of Stephens Federal Bank effective as of December 1, 2014. This Form 8-K/A hereby amends the Initial Report so as to file the consolidated financial statements of Stephens Federal Bank and the pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of Stephens Federal Bank as of and for the year ended September 30, 2013 and the unaudited consolidated financial statements of Stephens Federal Bank as of and for the nine months ended June 30, 2014 and June 30, 2013, are filed herewith as Exhibit 99.1 and are incorporated into this Item 9.01(a) by reference.

(b)	Pro Forma Financial Information

The pro forma financial information as of and for the three-month period ended September 30, 2014 and for the year ended June 30, 2014 is filed herewith as Exhibit 99.2 and is incorporated into this Item 9.01(b) by reference.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

99.1	Audited Consolidated Financial Statements of Stephens Federal Bank as of and for the Year Ended September 30, 2013 and Unaudited Consolidated Financial Statements of Stephens Federal Bank as of and for the Nine Months Ended June 30, 2014 and June 30, 2013

99.2	Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCONEE FEDERAL FINANCIAL CORP.

Date: February 12, 2015	By:	/s/ Curtis T. Evatt
Curtis T. Evatt
President
(Duly Authorized Representative)